YIELDQUEST FUNDS

                       Supplement dated February 27, 2009
  To Prospectus and Statement of Additional Information dated February 27, 2009

Until further notice, Institutional Class shares of the YieldQuest Core Bond Fund and YieldQuest Core Tax-Exempt Bond Fund are not available for investment.

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You should read this Supplement in conjunction with the Prospectus and Statement of Additional Information which provide information that you should know about the YieldQuest Funds before investing. These documents are available upon request and without charge by calling the YieldQuest Funds toll-free at
(877) 497-3634. You should retain this Supplement for future reference.